SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report : September 18, 2003

                                  Red Hat, Inc.




               Delaware                 0-26281                  06-1364380
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        (State or other juris-        (Commission              (IRS Employer
       diction of incorporation       File Number)          Identification No.)


            1801 Varsity Drive

               Raleigh, NC                                   27606
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         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code: 919-754-3700

          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On September 18, 2003, Red Hat, Inc. announced its financial results for the quarter ended August 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 18, 2003           Red Hat, Inc.

                                By: Kevin B. Thompson
                                    --------------------------------------------
                                    Chief Financial Officer

                                   (Principal Financial Officer)

                                  EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------
99.1                 Press release dated September 18, 2003